Convertible Note	9 Months Ended
Sep. 30, 2019
Debt Disclosure [Abstract]
Convertible Note

NOTE 6 – CONVERTIBLE NOTE

On March 1, 2019, the Company entered into a Securities Purchase Agreement with Firstfire Global Opportunities Fund, LLC, (“Holder”) relating to the issuance and sale of a Senior Convertible Note (the “Note”) with an original principal amount of $200,000 less an original issue discount of $20,000 and transaction costs of $5,000 bearing a 7% annual interest rate and maturing September 1, 2020 for $175,000 in cash. The Note and accrued interest, at the option of the Holder, is convertible into common shares of the Company at $0.10 per share. After 180 days after the issue date, the Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at the lessor of (i) $0.10 per share or (ii) a variable conversion price calculated at 65% of the market price defined as the lowest trading price during the ten trading day period ending on the latest trading day prior to the conversion date. The Company may prepay the Note in cash, if repaid within 90 days of date of issue, at 115% of the original principal amount plus interest, between 90 days and 120 days at 120% of the original principal amount plus interest and between 120 days and 180 days at 130% of the original principal amount plus interest. Thereafter, the Company does not have the right of prepayment. During the three and nine months ended September 30, 2019, the Holder converted 8,600 shares of common stock of the Company with a fair value of $63,160 to settle principal of $40,314. The conversions resulted in the settlement of derivative liabilities of $63,432 and a gain on settlement of debt of $921. At September 30, 2019, the Note was recorded at amortized cost of $14,578 comprised of principal of $159,686 plus accrued interest of $7,938 less debt discount of $153,046.